Exhibit 10.3

AMENDMENT NO.5 TO LETTER OF INTENT

mPhase Technologies, Inc.

688 New Dorp Lane,

Staten Island, New York 10306-4933

June 21, 2018

Scepter Commodities, LLC

9841 Washingtonian Blvd., Suite 390

Gaithersburg, MD 20878

Attention: Anshu Bhatnagar

Re:      Amendment No. 5 to Letter of Intent (“LOI”)

Dear Anshu:

This Amendment No.5 (the “Amendment”) to our LOI Intent dated December 29, 2017, as amended on February 15, 2018, March 31, 2018, April 3, 2018 and May 30, 2018 hereby amends the LOI as follows:

1.         The date on or before which we, mPhase Technologies, Inc. (the “Company”) will complete its outstanding reports with the Securities and Exchange Commission (the “SEC”) shall be July 15, 2018

2.         All other terms shall remain intact.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE TO FOLLOW

Please indicate your acceptance of the terms outlined in this Amendment.

Sincerely,

/s/ Martin Smiley

Martin Smiley

CFO and General Counsel of mPhase Technologies, Inc.

on behalf of the Sellers.

/s/ Ronald Durando
Ronald Durando
President and CEO
mPhase Technologies, Inc.

Accepted and Agreed To:

/s/ Anshu Bhatnager
Anshu Bhatnager
Scepter Commodities LLC